UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(727) 287-2800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2026, Upexi, Inc., a Delaware corporation (the “Company”), entered into a Common Stock Sales Agreement (the “Sales Agreement”) with A.G.P./Alliance Global Partners (the “Sales Agent”), pursuant to which the Company may offer and sell, from time to time, through the Sales Agent, shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), in an “at-the-market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”).

On February 4, 2026, the Company filed a prospectus supplement with the U.S. Securities and Exchange Commission (the “Commission”) in connection with the Sales Agreement (the “Prospectus Supplement”) under its existing shelf Registration Statement on Form S-3 (File No. 333-292366) (the “Registration Statement”) initially filed with the Commission on December 22, 2025 and declared effective on January 8, 2026, and the base prospectus included therein.

Sales of Common Stock, if any, may be made by any method permitted by law deemed to be an “at-the-market” offering, including sales made directly on The Nasdaq Stock Market LLC or on any other existing trading market for the Common Stock, or to or through a market maker. The Sales Agent may also sell shares of Common Stock by any other method permitted by law, including in privately negotiated transactions, with the Company’s prior written consent.

The Company will instruct the Sales Agent as to the parameters of each sale of shares of Common Stock under the Sales Agreement by delivery of a placement notice. The Sales Agent will use its best efforts consistent with its normal trading and sales practices and applicable law to sell shares of Common Stock under the Sales Agreement on the terms and subject to the conditions set forth therein. The Company has agreed to pay the Sales Agent a commission equal to 3.0% of the aggregate gross proceeds from each sale of shares of Common Stock sold through the Sales Agent under the Sales Agreement. The shares of Common Stock that may be offered and sold pursuant to the Sales Agreement (the “ATM Shares”) will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (including a base prospectus) and a related prospectus supplement specifically relating to the offering of shares of Common Stock pursuant to the Sales Agreement.

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the opinion of Lucosky Brookman LLP relating to the validity of the ATM Shares that may be sold pursuant to the Sales Agreement is filed herewith as Exhibit 5.1.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
1.1	Common Stock Sales Agreement, dated January 30, 2026, by and between Upexi, Inc. and A.G.P./Alliance Global Partners.
5.1	Opinion of Lucosky Brookman LLP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Dated: February 4, 2026	/s/ Andrew J. Norstrud
Name: Andrew J. Norstrud
Title: Chief Financial Officer

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